                                                                      EXHIBIT 32

    CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
    REQUIRED BY SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned  officers  of  BNS  Holding,   Inc.,  a  Delaware  corporation  (the
"Company"), does hereby certify, to such officer's knowledge, that:

The  Quarterly  Report on Form 10-QSB for the quarter  ended  September 30, 2006
(the "Form  10-QSB") of the Company  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the  Securities  Exchange Act of 1934 and  information contained in the Form 10-QSB  fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

         Date:  October 27, 2006

                             /s/ Michael Warren
                             ---------------------------------
                             Michael Warren
                             Chief Executive Officer and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18,  United  States Code) and is not being filed as part of the Form
10-QSB or as a separate  disclosure  document  for purposes of Section 18 of the
Securities Exchange Act of 1934.

A signed  original of this  written  statement  required by Section 906 has been provided to BNS  Holding,  Inc.  and will be retained by BNS  Holding,  Inc. and furnished to the Securities and Exchange Commission or its staff upon request.